EXHIBIT 21.1

Exhibit 21 - List of Subsidiaries

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SUBSIDIARY                                                    INCORPORATION
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PIA Merchandising Co., Inc.                                   California
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Pacific Indoor Display Co.                                    California
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Pivotal Sales Company                                         California
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SPAR Acquisition, Inc.                                        Nevada
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SPAR Incentive Marketing, Inc.                                Delaware
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SPAR Trademarks, Inc.                                         Nevada
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SPAR Marketing, Inc. (f/k/a SPAR Acquisition, Inc.)           Delaware
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SPAR Performance Group, Inc.                                  Delaware
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SPAR Marketing Force, Inc.                                    Nevada
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SPAR Marketing, Inc.                                          Nevada
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SPAR, Inc. (f/k/a SPAR/Burgoyne Information Services, Inc.)   Nevada
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SPAR/Burgoyne Retail Services, Inc. (f/k/a SPAR Retail
Information, Inc.)                                            Ohio
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SPAR/Retail Services, Inc.                                    Nevada
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SPAR Group International, Inc.                                Nevada
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SPARinc.com, Inc.                                             Nevada
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Retail Resources, Inc.                                        Nevada
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Pivotal Field Services, Inc.                                  Nevada
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